Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account B

Variable Annuity Account C

Supplement Dated September 18, 2020

This supplement updates and amends certain information contained in your variable annuity contract prospectus and contract prospectus summary, as applicable, as well as any subsequent supplements thereto. Please read it carefully and keep it with your contract prospectus and contract prospectus summary for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus and contract prospectus summary, as applicable.

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IMPORTANT INFORMATION ABOUT THE

GUARANTEED ACCUMULATION ACCOUNT

The ‘33-Act Number for the Guaranteed Accumulation Account (the “GAA”) has changed to 333-239315.  All references to the GAA ‘33-Act Number appearing in your contract prospectus and contract prospectus summary is hereby deleted and replaced with 333-239315.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.VRIAC-20C	September 2020